Exhibit 10.3.16
Execution Version
SEVENTH LOAN MODIFICATION AGREEMENT
THIS SEVENTH LOAN MODIFICATION AGREEMENT (this “Agreement”) is effective as of November 22, 2024 (the “Effective Date”), by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, and Legacy Town Center Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”), KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (the “Guarantor,” and together with Borrowers, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (as hereinafter defined) (“Administrative Agent”), and each “Lender” set forth on the signature pages to this Agreement.
RECITALS:
WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Loan Agreement dated as of November 3, 2021, as amended by that certain Loan Modification and Extension Agreement dated as of November 8, 2023 and made effective as of November 3, 2023, as amended by that certain Second Loan Modification and Extension Agreement made effective as of November 17, 2023, as amended by that certain Third Loan Modification and Extension Agreement executed as of December 29, 2023 and made effective as of December 22, 2023, as amended by that certain Fourth Loan Modification and Extension Agreement effective as of February 6, 2024 (the “Fourth Modification”), as amended by that certain Fifth Loan Modification and Extension Agreement effective as of July 15, 2024 (the “Fifth Modification”), and as amended by that certain Sixth Loan Modification and Extension Agreement effective as of October 11, 2024 (the “Sixth Modification”) (as amended, modified, supplemented or restated from time to time, the “Loan Agreement), by and among Administrative Agent, each of the lenders from time to time party thereto (each, a “Lender” and collectively, “Lenders”), and Borrowers, Lenders made a loan (the “Loan”) to Borrowers in the original maximum principal amount of $613,200,000;
WHEREAS, the Loan is evidenced by, among other things, one or more promissory notes executed by Borrowers and payable to the order of each Lender in the amount of each Lender’s Commitment and collectively in the maximum principal amount of the Loan (such promissory notes, as increased, extended, consolidated, amended, restated, replaced, substituted, supplemented or otherwise modified from time to time, collectively, the “Note”);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents (as hereinafter defined) are secured by, among other things, the Security Instruments covering certain real property and improvements thereon, more particularly described in the Security Instruments (collectively, the “Property”);

WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are guaranteed by Guarantor pursuant to an Amended and Restated Guaranty Agreement dated November 3, 2021 (as amended, supplemented, modified, restated, reaffirmed or renewed from time to time, the “Guaranty”);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are hereinafter collectively called the “Obligations;” the Note, the Security Instruments, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents;” and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Administrative Agent and/or Lenders with respect thereto are hereinafter collectively called the “Liens;”
WHEREAS, the Preston Commons Borrower has consummated the sale of the Preston Commons Property pursuant to that certain Purchase and Sale Agreement and Escrow Instructions with La Grange Acquisition, L.P., a Texas limited partnership resulting in net sale proceeds in the aggregate principal amount of $141,350,125.23 (the “Preston Commons Purchase Agreement”) and in connection therewith, the Preston Commons Property has been released from the collateral securing the Loan; and
WHEREAS, Borrowers, Administrative Agent and Lenders desire to make certain amendments to the Loan Documents as more fully set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders now agree to extend the maturity date of the Loan and to make certain other modifications, to the Loan Documents, all as more specifically set forth below.
1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.
2.Extension of Maturity Date. In connection with the closing of the sale of the Preston Commons Property pursuant to the Preston Commons Purchase Agreement and the Sixth Modification, the requirements for the automatic extension of the Maturity Date to January 23, 2025, are hereby deemed satisfied and stated Maturity Date has been automatically extended to January 23, 2025.
3.Waiver of Financial Covenants. For the avoidance of doubt, Section 5 of the Sixth Modification remains in full force and effect.
4.Restructuring Milestones and Milestone Dates. Section 6 of the Sixth Modification is hereby deleted in its entirety and replaced with the following (which shall also waive and replace Section 6 of the Fifth Modification, which amended and restated Sections 8(a), (c), (d), and (e) of the Fourth Modification):
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“6.    Restructuring Milestones and Milestone Dates. On or prior to December 19, 2024 (or such later date as Administrative Agent may approve, which approval may be given by e-mail), Borrowers and Guarantor have entered into a customary mandate letter with Administrative Agent under which Bank of America has agreed to pursue credit approval (subject to further diligence review and credit approvals by Bank of America and all Lenders, and final documentation satisfactory to Borrowers, Guarantor, Administrative Agent and all Lenders in their respective sole discretion) for an out-of-court restructuring of the Loan on the terms and conditions to be set forth in a term sheet attached to such mandate letter (the foregoing, the “Restructuring Milestones”).
Failure of the Restructuring Milestones to be achieved shall be an immediate Default, without any requirement of notice or opportunity to cure, time being of the essence. Without limiting the foregoing, if Borrowers deliver to Administrative Agent a written request for confirmation that the Restructuring Milestones have been satisfied, then within three (3) Business Days of Administrative Agent’s receipt of such written request, Administrative Agent will confirm in a written response to Borrowers whether or not the Restructuring Milestones have been satisfied.
Borrowers acknowledge that the amount available for reborrowing (if any) under any restructuring shall be determined based on additional review by Administrative Agent and the Lenders of the capital requirements of Borrowers, and that nothing contained in this Agreement or in the Loan Documents shall obligate Borrowers, the Guarantor, Administrative Agent or any Lender to accept or approve any restructuring terms or restructuring documents whether for an out-of-court or in-court restructuring, except on terms that are satisfactory to Borrowers, Guarantor, Administrative Agent and each such Lender in its respective sole and absolute discretion. All discussions and other communications related to restructuring terms or restructuring documents shall be subject to the terms set forth in the letter dated October 17, 2023, from the Administrative Agent and accepted and agreed to by the Borrowers and Guarantor (the “Pre-Discussion Agreement”).”
5.Conditions Precedent to Closing. The obligation of Administrative Agent and Lenders to enter into this Agreement is subject to the satisfaction of the following conditions precedent:
(a)Administrative Agent’s receipt of this Agreement duly executed by all Lenders, Borrowers and Guarantor;
(b)Borrowers shall have delivered resolutions authorizing this Agreement, and secretary’s certificates (including incumbency certificates), in form and substance satisfactory to Administrative Agent; and
(c)Borrowers shall have paid all out-of-pocket costs and expenses of Administrative Agent related to the Loan, the Loan Agreement or this Agreement, including but not limited to all legal fees and disbursements and other advisor fees, in each case, to the extent invoiced at least two (2) Business Days prior to the effectiveness of this Agreement.
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6.Balance. As of the Effective Date, the aggregate outstanding principal balance of the Note is $[460,937,874.77].
7.Borrowers’ Representations and Warranties. Each Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents to be true, accurate and correct in all material respects as of the date of this Agreement to the extent such representations and warranties are not matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Loan Agreement that do not otherwise constitute a Default thereunder, including, without limitation, the execution of new Leases or new contracts that are not prohibited by the terms of the Loan Agreement or any other Loan Document. Each Borrower further represents and warrants that as of the Effective Date (a) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; (b) to each Borrower’s knowledge, no Default or Potential Default has occurred and is continuing; (c) each Borrower is a limited liability company which is duly organized and validly existing under the laws of the State of Delaware; (d) there have been no material changes in formation documents of any Borrower since the inception of the Loan; (e) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which any Borrower is a party or by which any Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which any Borrower or any Property is subject; (f) this Agreement constitutes the legal, valid and binding obligations of each Borrower enforceable in accordance with its terms; (g) the execution and delivery of, and performance under, this Agreement are within each Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of any Borrower’s articles of organization or operating agreement or of any indenture, agreement or undertaking to which any Borrower is a party or by which it is bound.
8.Release.
(a)Borrowers and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrowers and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrowers and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrowers, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon Borrowers and Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of
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Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrowers and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.
(c)Borrowers and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:
Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Borrowers and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrowers and Guarantor have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
9.Course of Dealing; Reservation of Rights. Administrative Agent, Lenders and Obligors hereby acknowledge and agree that:
(a)At no time shall any prior or subsequent course of conduct by Obligors, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrowers under any Loan Document or any amendment to any term or condition of any Loan Document. Without limiting the generality of the preceding sentence, the Obligors acknowledge and agree that the existence of the Cash Sweep Collateral Account and Borrower’s obligation to deposit funds therein at a time or at times after the Maturity Date shall not imply that the term of the Loan is or will be extended beyond the Maturity Date, as extended hereby. Administrative Agent and Lenders have no obligation to, and may not, extend the term of the Loan beyond the Maturity Date as extended hereby. The Obligors will not take any action or decline to or forbear from taking any action in reliance on an extension or modification of the Maturity Date that may not occur.
(b)This Agreement does not alter, impair or affect in any fashion (or evidence the intent of any party to alter, impair or affect in any fashion) any and all past, present, and future claims, causes of action, damages, demands, costs, and other liabilities of any kind, direct or indirect, known or unknown, foreseen or unforeseen, which Administrative Agent or the Lenders
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(or any of them individually), or any of their respective officers, successors, assigns, or representatives, now has or may have in the future against any Obligor or their respective members, partners, agents, employees, representatives, affiliates, successors, and assigns, and all persons acting by through, under, or under the control of any of the foregoing which relate to, arise from, or are connected with the Loans, in each case, except for the modifications to the Loan Agreement that are expressly provided in this Agreement. Except as expressly provided in this Agreement, Administrative Agent and the Lenders reserve all rights and remedies against the Obligors, and all other pre-existing terms and conditions of the Loan Agreement and other Loan Documents shall remain in full force and effect.
(c)Upon its effectiveness, this Agreement shall constitute a “definitive written agreement” under the Pre-Discussion Agreement. All other prior and subsequent discussions between the Obligors, Administrative Agent and the Lenders shall be subject to the Pre-Discussion Agreement, to the extent set forth therein.
10.Renewal; Lien Continuation; No Novation. Borrowers hereby reaffirm the Obligations and promise to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Agreement). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Loan Documents, the Obligations or the Liens, except for the modifications to the Loan Agreement that are expressly provided for in this Agreement. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.
11.Default. A default under this Agreement shall constitute a Default under the Note and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents. For avoidance of doubt, this Agreement is a Loan Document.
12.Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of California and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.
13.Reaffirmation of Guaranty. Guarantor, by signature below as such, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with Administrative Agent and Lenders that the Guaranty is and shall continue in full force and effect for the benefit of Administrative Agent and Lenders with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions
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contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects, in each case, except as expressly modified in Section 5 of this Agreement. Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a Default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Administrative Agent and Lenders would not execute this Agreement or otherwise consent to its terms.
14.Electronic Signatures. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrowers and Guarantor hereby agree that as soon as reasonably possible, Borrowers and Guarantor will provide an original of this Agreement to Administrative Agent that will include the wet signatures of Borrowers and Guarantor next to any Electronic Signatures.
15.Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members, shareholders, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower with respect to the obligations of any Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the day and year first hereinabove written.
ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By:    /s/ Henry Yang
Henry Yang
Senior Vice President
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BORROWERS:
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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LENDERS:
BANK OF AMERICA, N.A.,
a national banking association
By:     /s/ Henry Yang
Henry Yang
Senior Vice President
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WELLS FARGO BANK, NATIONAL ASSOCIATION
By:     /s/ Cole P. Zehnder
Name:    Cole P. Zehnder
Title:    Executive Director
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U.S. BANK, NATIONAL ASSOCIATION,
A national banking association
By:     /s/ Claudia Marciniak
Name:    Claudia Marciniak
Title:    Senior Vice President
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CAPITAL ONE, NATIONAL ASSOCIATION,
A national banking association
By:     /s/ Howard M. Guidry
Name:    Howard M. Guidry
Title:    Senior Vice President
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PNC BANK, NATIONAL ASSOCIATION,
a national banking association
By:     /s/ Damon Smith
Name:    Damon Smith
Title:    Senior Vice President
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REGIONS BANK,
an Alabama banking corporation
By:     /s/ Mark A. Mushinski
Name:    Mark A. Mushinski
Title:    Senior Vice President
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ZIONS BANCORPORATION, N.A.,
DBA CALIFORNIA BANK & TRUST
By:     /s/ Sean Reilly
Name:    Sean Reilly
Title:    Vice President
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